OTHER LIABILITIES (Schedule of Other Liabilities) (Details) - USD ($) $ in Thousands		Dec. 31, 2024	Dec. 31, 2023
Other Liabilities [Abstract]
Deferred wage tax and social security	[1]	$ 7,227	$ 11,601
Deferred VAT	[1]	4,858	7,809
Severance pay liability		1,881	1,838
Other		0	790
Total other liabilities		$ 13,966	$ 22,038

[1]	Deferred VAT and deferred wage tax relate to governmental support provided by the Dutch government, where they postponed all VAT payable for the years 2021 and 2020 and all wage tax and social security payable for the months March - December 2021 to be paid in 60 instalments starting October 2022 (see note 13).